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                                   Exhibit 99.2

    Agreement between EPL Technologies, Inc. and American National Can Company
                to form a joint venture company, ANC-Respire L.L.C.
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                                  AGREEMENT


This agreement is made as of the first day of February, 1998, by and between EPL TECHNOLOGIES, INC. ("EPL"), with offices at 2 International Plaza, Suite 245, Philadelphia, Pennsylvania 19113-1507 and AMERICAN NATIONAL CAN COMPANY ("ANCC"), with offices at 8770 W. Bryn Mawr Avenue, Chicago, Illinois 60631-3542.

1.    RECITALS

      (a) EPL possesses certain confidential and proprietary know-how and technologies relating to the development and specification of food science requirements of flexible packaging materials marketed to the fresh produce industry (the "EPL Know-how"). The EPL Know-How excludes EPL's proprietary know-how and technology in relation to the perforation of flexible packaging materials, as well as EPL's confidential and proprietary know-how and scientific resources that facilitate the maintenance of fresh produce (the "Excluded Know-how").

      (b) EPL manufactures and markets perforated flexible packaging materials (the "EPL Products") and provides services related to the maintenance of fresh product (the "EPL Services").

      (c) ANCC possesses certain confidential and proprietary know-how and technologies relating to the development, manufacture and marketing of flexible packaging materials (the "ANCC Know-how").

      (d) ANCC manufactures and markets flexible packaging material (the "ANCC Products").

      (e) ANCC currently is not materially engaged in developing, marketing or selling ANCC Products for the fresh produce market in the United States (the "Market").

      (f) EPL and ANCC desire to combine their expertise for the purpose of developing and selling flexible packaging materials to the Market. EPL acknowledges that ANCC will continue to market ANCC Products to markets other than the Market, such activities to be outside the scope of this Agreement. ANCC acknowledges that EPL will continue to market the Excluded Know-how and EPL Services to the Market, as well as EPL Products to markets other than the Market, and confirms that such activities are outside the scope of this Agreement.

2.    BUSINESS OPPORTUNITIES AND NON-COMPETITION

      (a)   Cooperative Marketing Arrangement

            (1) EPL and ANCC agree to form an Illinois limited liability company under the name "ANC-RESPIRE, L.L.C." ("ANC-RESPIRE") for the purpose of marketing, promoting, and selling flexible packaging materials incorporating the EPL Know-how, the EPL Products and the ANCC Know-how and the ANCC Products (the "ANC-RESPIRE Products") to the Market (the "Project").

            (2) The Parties agree that ANC-RESPIRE is the intended and exclusive vehicle for selling the ANC-RESPIRE Products to the Market.

            (3) EPL and ANCC will give first consideration to ANC-RESPIRE with regard to the development and implementation of activities which are within the scope of this Project. If any fresh produce packaging opportunity, which is first offered to ANC-RESPIRE, is refused by ANC-RESPIRE, then the Party which offered the opportunity to ANC-RESPIRE shall be free to pursue such opportunity, provided that such opportunity shall not be performed under terms and conditions more favorable than those on which the opportunity was offered to ANC-RESPIRE.

            (4) The existing EPL US produce packaging business, which is currently conducted through a wholly owned subsidiary of EPL (Respire Films, Inc.) will be reviewed regularly with a view to determining which, if any, of this business it would be appropriate for the Project to handle.


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      (b)   Exclusivity and Other Activities.

            (1) During the term of this Agreement ANCC shall be free to pursue sales of ANCC Products other than to the Market.

            (2) During the term of this Agreement EPL shall be free to pursue sales of EPL Products other than to the Market.

            (3) During the term of this Agreement and for a period of 60 months after the expiration or termination of this Agreement by EPL or ANC pursuant to section 5(d) below, neither ANCC nor EPL shall use the Know-how or other confidential information conveyed to it by the other to make or to sell, either on its own or in conjunction with any third party, any EPL or ANCC Products to the Market or for any other purpose not contemplated by this Agreement, except as otherwise provided in Section 5(d).

      (c)   Establishment of ANC-RESPIRE Company

            (1) In order to implement the Project, the parties shall form ANC-RESPIRE pursuant to the Articles of Formation and Operating Agreement attached as Exhibit A hereto.

            (2) All activities of the Project shall be conducted through ANC-RESPIRE.

            (3) Each party shall own a 50% percentage interest in ANC-RESPIRE and shall contribute $100,000 each initially in return for such percentage interest.

            (4) EPL hereby grants ANC-RESPIRE a royalty-free license to use the EPL Know-How in connection with the Project from the date hereof until the earlier of (A) three years from the date hereof of (B) dissolution of ANC-RESPIRE. ANCC hereby grants ANC-RESPIRE a royalty-free license to use the ANCC Know-How in connection with the Project from the date hereof until the earlier of (A) three years from the date hereof of
                  (B) dissolution of ANC-RESPIRE.

3.    RESPONSIBILITIES OF PARTIES

      (a) Responsibilities of ANCC. ANCC shall have the following principal responsibilities:

            (1) allow the use of the "ANC" name in connection with the Project;

            (2) designate sufficient personnel to the Project in accordance with the marketing plan agreed upon by EPL and ANCC;

            (3)   assist the Project in marketing and promotion efforts;

            (4) assist the Project with ANCC Know-how to address product requirements in the Market;

            (5) assist the Project with the supply of ANCC Products upon terms and conditions mutually established from time to time by EPL and ANCC, on a customer by customer basis, as more particularly set forth in Section 4 below;

            (6) liaise with EPL customer service to track progress of all orders for ANCC Products; and

            (7) bill the customer, collect outstanding billings and pay expenses as detailed in section 4 below.

      (b) Responsibilities of EPL. EPL shall have the following principal responsibilities:

            (1) allow the use of the "RESPIRE" name in connection with the Project;

            (2) assign its RESPIRE sales team to the Project in accordance with the marketing plan agreed upon by EPL and ANCC;

            (3)   assist the Project in marketing and promotion efforts;

            (4) assist the Project with EPL Know-how to address product requirements in the Market;

            (5) assist the Project with the supply of EPL Products upon terms and conditions mutually established from time to time by EPL and ANCC, on a customer by customer basis, as more particularly set forth in Section 4 below; and

            (6) bill any customers currently doing business through Respire Films, Inc. that are not transferred into the Project, until such time as the parties agree that the said customers should be transferred into the Project and billed by ANCC.


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4.    SALE OF PRODUCTS

      (a) Supply and Pricing. The supply prices and terms for purchases of products from ANCC and EPL and the prices and terms of sale of the ANC-RESPIRE Products sold to ANC-RESPIRE customers in connection with the Project shall be determined by unanimous decision of the Managers of ANC-RESPIRE on a case-by-case basis, taking into account the requirements of the Market, the respective production costs of the EPL Products and the ANCC Products, the ANC-RESPIRE product warranties and the payment and delivery terms.

      (b) Sale Proceeds. The products will be sold and invoiced to customers in the name of ANC-RESPIRE and the net proceeds from such sales shall be deposited in an ANC-RESPIRE account at a mutually agreed financial institution.

      (c) Warranty and Liability. EPL and ANCC warrant that the ANC-RESPIRE Products made by each of them and sold to ANC-RESPIRE shall conform to the specifications agreed upon by ANC-RESPIRE with the ANC-RESPIRE customers, shall be of good workmanship and materials, and shall comply with the U.S. Food and Drug and Cosmetic Act of 1938, as amended, and all regulations and/or directives issued thereunder. Each party shall bear its own costs and expenses arising from the failure of any such Products made by it to conform to the foregoing warranty.

5.    TERM AND TERMINATION

      (a) Initial Term. The term of this Agreement shall be for a period of three(3) years from February 1, 1998, unless terminated in whole or in part by either party on 60 days' prior written notice to the other party, if the other party:

            (1) fails to comply with any provisions of this Agreement, provided that the defaulting party shall have been given written notice of the default and shall not have corrected such default within 30 days from receipt of such notice;

            (2) becomes bankrupt or is insolvent or is wound up or liquidated or enters into any arrangement with its creditors or takes or suffers any similar action in consequence of debt; or

            (3) causes, implements, or suffers any change in the ownership or management control (either direct or indirect) of its business, where such change results in an apparent conflict of interest with a competitor of the terminating party.

      (b) Extension. The term of this Agreement may be extended by written agreement of EPL and ANCC within 30 days prior to the expiration date.

      (c) Joint Venture. Commencing on the earlier of 30 days prior to the expiration date or when ANC-RESPIRE cumulative gross sales exceeds one million dollars, EPL and ANCC agree to discuss the conversion of ANC-RESPIRE into a longer term joint venture company and to negotiate in good faith the terms and conditions of a revised operating agreement. If the parties are unsuccessful in finalizing such an agreement, then the parties shall be free to:

            (1) extend this agreement on the same terms by written agreement of both parties; or

            (2) modify the arrangement between the parties on mutually agreeable terms by written agreement of both parties; or

            (3) terminate this Agreement and pursue fresh produce packaging opportunities either on their own or in collaboration with other parties.

      (d)   Effect of Termination.

            (1) Any current customer of ANCC shall be referred to herein as an "ANCC Customer." Any current customer of EPL shall be referred to herein as an "EPL Customer." Upon termination of this Agreement, the parties shall negotiate in good faith:

                  (A) to designate as either ANCC Customers or EPL Customers those ANC-RESPIRE customers which are not ANCC Customers or EPL Customers, and


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                  (B)   an agreement by which each party will continue to supply
                        to the other or to the ANCC Customers or EPL Customers respectively those elements of the ANC-RESPIRE products and services as were provided by such party to ANC-RESPIRE (including specifically the ANCC products and ANCC know-how and the EPL Products and EPL Services and EPL Know-how) prior to termination for an agreed transition period to serve ANCC Customer and EPL Customer, respectively.

            (2) Upon termination of this Agreement, EPL hereby grants ANCC a non-exclusive, royalty-free and perpetual license to the EPL Know-How to use, manufacture, have manufactured and sell ANC-RESPIRE Products to ANCC Customers. Upon termination of this Agreement, ANCC hereby grants EPL a non-exclusive, royalty-free and perpetual license to the ANCC Know-How to use, manufacture, have manufactured and sell ANC-RESPIRE Products to EPL Customers. Upon termination of this Agreement neither party shall sell any products or services using or under the "ANC-RESPIRE" name.


6.    CONFIDENTIALITY

      (a) EPL and ANCC agree to maintain all customer lists, prices, research data, specifications, formulas, techniques, Know-how or other similar information received from each other relating to the development, production or sales of the EPL Products, the ANCC Products and the ANC-RESPIRE Products as the Confidential Information of ANCC or EPL respectively. Each party further agrees not to disclose this information to any person other than those whom it deems necessary for the effective performance of this Agreement or as required by law.

      (b) The obligations set forth above shall not apply when, and to the extent that, such specific Confidential Information as a whole;

            (1) is already in the Receiving Party's possession as of the date hereof and was not acquired directly from the Disclosing Party; or

            (2) at the time of disclosure or thereafter becomes rightfully available to the Receiving Party from a third party without secrecy restriction and who has obtained the Confidential Information through no fault of the Receiving Party; or

            (3) at the time of disclosure is generally available to the public as evidenced by generally available documents or publications through no fault of the Receiving Party; or

            (4) can be demonstrated to have been independently developed by the Receiving Party; or

            (5) is required to be disclosed, based on the good faith opinion of the Receiving Party's counsel, pursuant to a lawful court order or government mandate but, in such event, the Receiving Party shall use its commercially reasonable efforts to maintain the confidentiality of the Confidential Information by means of a protective order or other similar protection.

      (c) Neither party shall disclose the contents of this agreement to any third party without the prior written consent of the other party.

7.    MISCELLANEOUS

      (a) Right of First Refusal. In the event that EPL receives an unsolicited offer or initiates discussions with third parties to purchase all or part of EPL's flexible packaging business or all or substantially all of the assets of EPL during the term of this Agreement, then EPL agrees to inform ANCC promptly of the terms of such offer or discussions before any agreement for sale is considered or approved by the shareholders of EPL and to allow ANCC to submit an offer to purchase such business or assets on substantially similar terms.


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      (b)   Publicity. With the exception of compliance with SEC rules and regulations, all announcements and disclosures in relation to this Agreement or activities thereunder will be agreed upon by the parties prior to release.

      (c) Prior Agreements. This Agreement constitutes the entire agreement between the parties with respect to the within subject matter, and to that extent terminates and supersedes all previous agreements, whether written or oral, relating to the same subject matter, including the terms and conditions of sale contained in any purchase order issued by either of the parties.

      (d) Indemnity. Each of the parties hereto (hereinafter the "Indemnifying Party") respectively agrees to indemnify and hold harmless the other party (hereinafter the "Indemnified Party") from and against (1) any and all liabilities, losses, costs or actual damages (hereinafter "Loss"), and (2) any and all reasonable attorneys' and accountants' fees and expenses, court costs and other out-of-pocket expenses (hereinafter "Expense"), incurred by the Indemnified Party in connection with or arising from (A) any action taken in the name of ANC-RESPIRE by such party or its representatives which is inconsistent with the terms of this Agreement or the Operating Agreement, (B) any claim of infringement by the EPL Know-How, in the case of EPL or the ANCC Know-How, in the case of ANCC, or (C) the failure by the Indemnifying Party to fulfill any of its respective agreements set forth in this Agreement or the Operating Agreement. The parties agree to secure and maintain commercial insurance coverages sufficient to respond to their respective indemnity obligations under this Section. Each party will cause the other party to be named as an additional insured on its general and product liability insurance and will from time to time upon request of the other party provide a certificate of insurance or other evidence to that effect. The indemnification provided for in this Section shall be of a continuing nature and shall survive termination of this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first above written.

AMERICAN NATIONAL CAN COMPANY       EPL TECHNOLOGIES, INC.




By: /S/ Dennis Kester               By: /S/ Paul Devine
    ---------------------------         ----------------------------
Dennis Kester                       Paul L. Devine
Senior Vice President,              Chairman and Chief Executive Officer
Plastic Packaging


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